                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                          [ ] Confidential, for Use of
         [ ] Preliminary proxy statement                the Commission Only (as
         [X] Definitive proxy statement                 permitted by
         [ ] Definitive additional materials            Rule 14a-6(e)(2)
         [ ] Soliciting material pursuant to
             Rule 14a-11(c) or Rule 14a-12

                            GATEWAY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):

         [X]      No fee required

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)      Total fee paid:

--------------------------------------------------------------------------------

         [ ]      Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

         (1)      Amount previously paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:

--------------------------------------------------------------------------------

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500




                                 March 22, 1999



To the Shareholders of Gateway Bancshares, Inc.:

         You are cordially invited to attend the annual meeting of shareholders of Gateway Bancshares, Inc. (the "Company") to be held at Gateway Bank & Trust, 5102 Alabama Highway, Ringgold, Georgia 30736, on Thursday, April 15, 1999 at 2:00 p.m. The official Notice of the Meeting and the Proxy Statement of management and the Company's Annual Report accompany this letter.

         The principal business of the meeting will be (1) to elect nine persons to serve as directors for a one-year term, (2) to approve the Company's 1999 Stock Option Plan and (3) to review the operations of the Company and its wholly-owned subsidiary, Gateway Bank & Trust.

         We cannot take any action at the meeting unless the holders of a majority of the outstanding shares of Common Stock of the Company are represented, either in person or by proxy. Therefore, whether or not you plan to attend the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible.



                                            Sincerely,



                                            Robert G. Peck
                                            President

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 1999



To the Shareholders of Gateway Bancshares, Inc.:

         The Annual Meeting of Shareholders of Gateway Bancshares, Inc. will be held on Thursday, April 15, 1999, at 2:00 p.m. at Gateway Bank & Trust, 5102 Alabama Highway, Ringgold, Georgia 30736 for the following purposes:


         (1) To elect nine persons to serve as directors for a one-year term;

         (2)      To approve the Gateway Bancshares, Inc. 1999 Stock Option
                  Plan; and

         (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 19, 1999, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

         To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before the proxy is exercised.


                                          By Order of the Board of Directors,


                                          Robert G. Peck
                                          President


March 22, 1999

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500
           ----------------------------------------------------------

                     PROXY STATEMENT FOR 1999 ANNUAL MEETING
           ----------------------------------------------------------

                                  INTRODUCTION

         The Board of Directors of Gateway Bancshares, Inc. (the "Company") is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Thursday, April 15, 1999, and at any adjournments thereof. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, Gateway Bank & Trust (the "Bank"), without additional compensation, may solicit proxies in favor of the proposals discussed below, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of the Company's common stock, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the cost of solicitation of proxies for the Annual Meeting.

         This Proxy Statement and the proxy card are first being mailed to shareholders on or about March 22, 1999. If the enclosed proxy card is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the proxy card is signed and returned but specifications are not made, the proxy will be voted FOR the election of the nominees to the Board of Directors and FOR the approval of the Gateway Bancshares, Inc. 1999 Stock Option Plan.

         You can revoke your proxy at any time before they are voted by delivering to Robert G. Peck, President of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

         Shareholders will be asked to consider the following two proposals at the Annual Meeting:

         Proposal 1.       To elect nine persons to serve as directors for a
                           one-year term (see page 6 for a discussion of this proposal).

         Proposal 2.       To approve the Gateway Bancshares, Inc. 1999 Stock
                           Option Plan (see page 9 for a discussion of this proposal).

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
                             EACH OF THE PROPOSALS.

                          VOTING AT THE ANNUAL MEETING

         The close of business on March 19, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of the close of business on the record date, the authorized common stock, $5.00 par value (the "Common Stock"), of the Company consisted of 10,000,000 shares, with 679,048 shares issued and outstanding. Each issued and outstanding share is entitled to one vote.

         Directors are elected by a plurality of the shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes, which occur when a broker submits a proxy card without exercising discretionary voting authority on a non-routine matter, will not be included in vote totals and will not be considered in determining the outcome of the vote.

        Approval of the Gateway Bancshares, Inc. 1999 Stock Option Plan and any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 1998, all of our directors and executive officers, who are listed below, filed their Form 3, Initial Statement of Beneficial Ownership, 12 days late. All other Section 16(a) filings by our directors, executive officers and greater than 10% Shareholders for the fiscal year ended December 31, 1998 were in compliance with all applicable requirements.


    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows the number of shares of the Company's Common Stock beneficially owned as of March 19, 1999 by (a) each director of the Company, (b) each executive officer, and (c) all executive officers and directors as a group. As of March 19, 1999, the Company did not have any shareholders who beneficially owned more than 5% of the shares of the Company's outstanding Common Stock. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares.

         Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

    NAME AND ADDRESS                                NUMBER OF SHARES                      PERCENT OF CLASS
    ----------------                                ----------------                      ----------------

(A)    DIRECTORS
Jack Joseph Babb
172 Crestview Circle
P. 0. Box 351                                           23,100(1)                               3.4%
Ringgold, GA 30736

William H. H. Clark
406 Alabama Rd.                                         10,500(2)                               1.5%
Ringgold, GA 30736

Patricia Yvonne Cochran
460 Hillcrest Circle                                     5,000(3)                                .7%
Ringgold, GA 30736

Jeannette Wilson Dupree
8423 Alabama Highway                                    16,305(4)                               2.4%
Ringgold, GA 30736

James A. Gray, Sr.
7138 Revere Circle.                                     20,500(5)                               3.0%
Chattanooga, TN 37421

Harle B. Green
8319 Alabama Highway                                    15,400(6)                               2.3%
Ringgold, GA 30736

Walter Lee Jackson
423 Crestview Circle
P. 0. Box 670                                           22,500(7)                               3.3%
Ringgold, GA 30736

Ernest Kresch
3216 Three Notch Rd.                                    32,500(8)                               4.8%
Ringgold, GA 30736

Robert G. Peck
259 Cannonball Lane                                      5,000(9)                                .7%
Ringgold, GA 30736

(B)      EXECUTIVE OFFICERS*
Jeffrey R. Hensley
109 Pamela Lane                                          6,800(10)                              1.0%
Ringgold, GA 30736

Boyd M. Steele
190 Laurel Circle                                        5,000(11)                               .7%
Ringgold, Georgia 30736

(C)      ALL DIRECTORS AND EXECUTIVE                   162,605                                 23.9%
OFFICERS, AS A GROUP

-------------------------

*        Mr. Green and Mr. Peck are also executive officers of the Company.

(1)      Consists of (a) 7,500 shares owned jointly by Mr. Babb and his spouse,
         (b) 7,500 shares held in an IRA account for Mr. Babb, (c) 7,500 shares owned directly by Mr. Babb's spouse as to which beneficial ownership is shared, and (d) 600 shares held in custodian accounts by Mr. Babb's spouse as to which beneficial ownership is shared.

(2) Consists of 10,500 shares owned directly by Ringgold Mining & Manufacturing Co., Inc. as to which beneficial ownership is shared.

(3)      Consists of 5,000 shares owned jointly by Ms. Cochran and her spouse.

(4) Consists of (a) 1,200 shares owned directly by Ms. Dupree, (b) 9,550 shares owned jointly by Ms. Dupree and her spouse, (c) 2,290 shares held in an IRA account for Ms. Dupree, and (d) 3,265 shares held in an IRA account for Ms. Dupree's spouse as to which beneficial ownership is shared.

(5)      Consists of 20,500 shares owned jointly by Mr. Gray and his spouse.

(6)      Consists of (a) 3,300 shares owned jointly by Mr. Green and his spouse,
         (b) 12,000 shares held in an IRA account for Mr. Green, and (c) 100 shares held by Ms. Green as custodian as to which beneficial ownership is shared.

(7) Consists of (a) 16,208 shares owned jointly by Mr. Jackson and his spouse, (b) 4,107 shares held in an IRA account for Mr. Jackson, and
         (c) 2,185 shares held in an IRA account for Mr. Jackson's spouse as to which beneficial ownership is shared.

(8) Consists of (a) 30,500 shares owned directly by Mr. Kresch and (b) 2,000 shares in a Simplified Employee Pension Plan for Mr. Kresch as to which beneficial ownership is shared.

(9)      Consists of 5,000 shares held in an IRA account for Mr. Peck.

(10) Consists of (a) 3,800 shares owned jointly by Mr. Hensley and his spouse and (b) 3,000 shares held in an IRA account for Mr. Hensley.

(11)     Consists of 5,000 shares held in an IRA account for Mr. Steele.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

        The Board recommends that the shareholders elect the nominees identified below as directors. The following table shows for each nominee: (a) his or her name, (b) his or her age at December 31, 1998, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and recent business experience.


                                DIRECTOR NOMINEES

                                                                                   POSITION WITH THE COMPANY
             NAME (AGE)                         DIRECTOR SINCE                      AND BUSINESS EXPERIENCE
             ----------                         --------------                      -----------------------
Jack Joseph Babb (70)                                1995                           Real Estate Developer;
                                                                               Vice President, Babb Lumber Co.;
                                                                                  President, Townsend Realty

William H. H. Clark (62)                             1995                            State Representative;
                                                                                   Retired Military Officer;
                                                                              President, J.H. Clark Farms, Inc.;
                                                                            President, Ringgold Preservation Corp.

Patricia Yvonne Cochran (42)                         1995                        Business Owner/Administrator,
                                                                             Gingerbread House Child Care Center,
                                                                                  Kids Preparatory Pre-School

Jeannette Wilson Dupree (59)                         1995                         Insurance Agent, State Farm
                                                                                       Insurance Company

James A. Gray, Sr. (58)                              1996                        Automobile Dealer, President
                                                                                       Carco Motor, Inc.

Harle B. Green(l)(52)                                1995                          Chairman of the Board and
                                                                          Chief Financial Officer of the Company and
                                                                                           the Bank

Walter Lee Jackson (66)                              1995                        Automobile Dealer, President
                                                                                Walter Jackson Chevrolet, Inc.,
                                                                               Jackson Chevrolet-Olds, Geo, Inc.

Ernest Kresch (38)                                   1995                                 Podiatrist

Robert G. Peck (2)(48)                               1996                  President and Chief Executive Officer of
                                                                                   the Company and the Bank

------------------
  (1) Mr. Green has served as Chairman of the Board of the Company since its inception in October 1995. Mr. Green retired from full-time banking in 1991. From 1994 through 1995, Mr. Green provided banking consulting services for a bank in Chattanooga, Tennessee.

  (2) Mr. Peck has served as President and Chief Executive Officer of the Company since January 23, 1996. Prior to becoming an officer of the Company, Mr. Peck served as Senior Vice President of a community bank.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the year ended December 31, 1998, the Board of Directors of the Company held seven meetings. All incumbent directors attended at least 75% of the meetings of the Board of Directors of the Company except for Messrs. Babb, Clark, and Kresch, each of whom attended five meetings. The directors of the Bank are the same as those of the Company. During the year ended December 31, 1998, the Board of Directors of the Bank held 16 meetings. All of the Bank directors attended at least 75% of the meetings of the Board of Directors of the Bank.

         On March 18, 1999, the Board of Directors established a Compensation Committee for the sole purpose of adminstering the proposed Gateway Bancshares, Inc. 1999 Stock Option Plan. The Compensation Committee consists of Jeannette Wilson Dupree, James A. Gray, Sr. and Ernest Kresch. As of March 19, 1999 the Compensation Committee has held no meetings. See "Proposal Two: Approval of the Gateway Bancshares, Inc. 1999 Stock Option Plan - Terms of the Stock Plan - Administration."

         The Board of Directors has established an Audit Committee, which reviews the annual report and internal audit report of the independent public accountants. The Audit Committee consists of all the members of the Company's Board of Directors, and held one meeting during the year ended December 31, 1998. The Board of Directors of the Company has no nominating committees.


                               EXECUTIVE OFFICERS

         The following table shows for each executive officer of the Company:
(a) his name, (b) his age at December 31, 1998, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

                                                                               POSITION WITH THE COMPANY
             NAME (AGE)                      OFFICER SINCE                       COMPANY AND THE BANK
             ----------                      -------------                       --------------------
         Robert G. Peck (48)                     1996                        President and Chief Executive
                                                                          Officer of the Company and the Bank

         Harle B. Green (52)                     1995                       Chairman of the Board and Chief
                                                                         Financial Officer of the Company and
                                                                                       the Bank

       Jeffrey R. Hensley (47)                   1997                     Senior Vice President and Assistant
                                                                         Secretary of the Company and the Bank

         Boyd M. Steele (50)                     1996                   Executive Vice President and Secretary
                                                                            of the Company and the Bank and
                                                                            Chief Loan Officer of the Bank

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                             CHIEF EXECUTIVE OFFICER

         The following tables set forth certain information relating to various forms of compensation paid or granted to the Company's chief executive officer in fiscal years 1998, 1997 and 1996.


                           SUMMARY COMPENSATION TABLE

         The following table presents the total compensation the Company paid during fiscal years 1998, 1997 and 1996 to its chief executive officer. The Company did not pay or award any long-term compensation to its Chief Executive Officer during fiscal years 1998, 1997, or 1996.


                                                                   Annual Compensation
                                                                   -------------------

                                                                                               Other Annual
                                               Compensation         Salary        Bonus        Compensation
                 Name and Position                 Year               ($)          ($)             ($)
                 -----------------           ---------------        ------       -------       ------------
        Robert G. Peck,                            1998             84,850          0                0
        President and Chief Executive
        Officer
                                                   1997             76,805          0                0

                                                   1996             65,676          0                0


                        OPTION GRANTS IN FISCAL YEAR 1998

         The Company has no outstanding stock options or stock appreciation rights and granted no stock options or stock appreciation rights during fiscal year 1998.


                              DIRECTOR COMPENSATION

         Currently, the directors of the Company and the Bank are not separately compensated for their services as directors. The Company and the Bank may begin compensating the directors for their services as directors if the Company and the Bank recover cumulative losses incurred and become profitable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.


  PROPOSAL TWO: APPROVAL OF THE GATEWAY BANCSHARES, INC. 1999 STOCK OPTION PLAN

                                  INTRODUCTION

         On March 18, 1999, the Board of Directors approved the Gateway Bancshares, Inc. 1999 Stock Option Plan (the "Stock Plan"), the full text of which is set forth in Appendix A to this Proxy Statement.

         The Stock Plan provides the Company with increased flexibility to grant options to key employees, officers, and directors of the Company and its affiliates for the purpose of giving them a proprietary interest in the Company and providing the Company with a mechanism to attract and retain key personnel. The Board of Directors has reserved 200,000 shares of Common Stock, for issuance pursuant to awards that may be made under the Stock Plan, subject to adjustment as provided in the Stock Plan.

         Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") restrict the Company's ability in the absence of shareholder approval to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of nonqualified options under Code Section 162(m).

         The following description of the Stock Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

                             TERMS OF THE STOCK PLAN

ADMINISTRATION

         Awards under the Stock Plan will be determined by the Compensation Committee of the Board of Directors (the "Committee"), the members of which are selected by the Board of Directors. The Board of Directors will consider the advisability of complying with the disinterested standards contained in both
Section 162(m) of the Code and Rule 16(b)(3) (promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) when appointing members to the Committee. The Committee will have at least two members. At the present time, the members of the Committee are Jeanette Wilson Dupree, James A. Gray, Sr. and Ernest Kresch.

OPTION AWARDS

         The Stock Plan permits the Committee to make awards of options to purchase shares of Common Stock and tax reimbursement payments to eligible persons. These discretionary awards may be made on an individual basis or pursuant to a program approved by the Committee for the benefit of a group of eligible persons.

         The number of shares of Common Stock as to which any option is granted and to whom any option is granted will be determined by the Committee, subject to the provisions of the Stock Plan. Options issuable may be made exercisable or settled at such prices and may be made forfeitable or terminable under such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Plan. No participant who is a "covered employee", within the meaning of Section 162(m) of the Code, however, may be granted during any single fiscal year of the Company rights to shares of Common Stock under options which, in the aggregate, exceed 100,000 shares of Common Stock.

         Options generally are not transferable or assignable during a holder's lifetime.

         The Stock Plan provides for incentive stock options and non-qualified stock options. The Committee will determine whether an option is an incentive stock option or a non-qualified stock option at the time the option is granted, and the option will be evidenced by a Stock Incentive Agreement. Options may be made exercisable pursuant to such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Plan.

         The exercise price of an option shall be set forth in the applicable Stock Incentive Agreement. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of the grant (or less than 110% of the fair market value if the participant owns more than 10% of the Company's outstanding Common Stock). At the time the incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of Common Stock purchased pursuant to the option to identify them as shares of Common Stock purchased upon the exercise of an incentive stock option. Non-qualified stock options may be made exercisable at a price equal to, less than or more than the fair market value of the Common Stock on the date that the option is awarded, based upon an average fair market value of the Common Stock at the time the option is awarded, or based upon any other reasonable measure of fair market value. The Committee may permit an option exercise price (1) to be paid in cash or by the delivery of previously-owned shares of Common Stock, or (2) to be satisfied through a cashless exercise executed through a broker or by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld.

         The term of an option shall be specified in the applicable Stock Incentive Agreement. The term of an incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the Common Stock will not be exercisable after the expiration of five (5) years after the date the option is granted. Subject to any further limitations in a Stock Incentive Agreement, in the event of a participant's termination of employment, the term of an incentive stock option shall expire, terminate and become unexercisable no later than three months after the date of such termination of employment; provided, however, that if such termination of employment is due to death or disability, one year will be substituted for the three-month period.

TAX REIMBURSEMENT PAYMENTS

         The Committee may make tax reimbursement payments designed to cover tax obligations of employees that result from the exercise of an option.

TERMINATION OF OPTIONS

         The terms of a particular option may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company or any affiliate of the Company, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control of the Company. Options may include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Committee's discretion, options that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable Stock Incentive Agreement and to the provisions of the Stock Plan.

CERTAIN REORGANIZATIONS

         The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of options or to which an option is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company effected without the receipt of consideration.

         In the event of certain corporate reorganizations, options may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Committee, provided such adjustment is not inconsistent with the terms of the Stock Plan or any agreement reflecting the terms of an option.

AMENDMENTS OR TERMINATION

         Although the Stock Plan may be amended by the Board of Directors without stockholder approval, the Board of Directors also may condition any such amendment upon stockholder approval if stockholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No such action by the Board of Directors may adversely affect the rights of a holder of a Stock Incentive without the holder's consent.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

         As of March 18, 1999, stock options have been granted under the Stock Plan to the persons and groups shown in the table below. The Committee has not yet made any determination as to which eligible participants will be granted options under the Stock Plan in the future. Consequently, it is not presently possible to determine, with respect to the persons and groups shown in the table below, the benefits or amounts that will be received in the future by such persons or groups pursuant to the Stock Plan.

                                                      GATEWAY BANCSHARES, INC.
                                                       1999 STOCK OPTION PLAN
                                                      ------------------------
                     NAME AND POSITION                    NUMBER OF OPTIONS
                     -----------------                    -----------------
         EXECUTIVE OFFICERS:
         Robert G. Peck, President and Chief                     20,350
         Executive Officer

         Harle B. Green, Chairman and Chief                      16,950
         Financial Officer

         Jeffrey R. Hensley, Senior Vice                         13,550
         President and Assistant Secretary of the
         Company and the Bank

                                                      GATEWAY BANCSHARES, INC.
                                                       1999 STOCK OPTION PLAN
                                                      -------------------------
                     NAME AND POSITION                    NUMBER OF OPTIONS
                     -----------------                    -----------------
         Boyd M. Steele, Executive Vice President                18,650
         and Secretary of the Company and the
         Bank and Chief Loan Officer of the Bank

         ALL EXECUTIVE OFFICERS AS A GROUP                       69,500

         ALL NON-EXECUTIVE DIRECTORS AS A GROUP                  94,850

         ALL NON-EXECUTIVE OFFICER EMPLOYEES AS A                    --
         GROUP



                         FEDERAL INCOME TAX CONSEQUENCES

         The following discussion outlines generally the federal income tax consequences of participation in the Stock Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Plan.

INCENTIVE STOCK OPTIONS

         A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, the participant will be taxed at the time he or she sells the shares of Common Stock purchased pursuant to the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Common Stock and the amount for which he or she sells the Common Stock. If the participant does not sell the shares of Common Stock prior to two years from the date of grant of the incentive stock option and one year from the date the Common Stock is transferred to him or her, the gain will be capital gain and the Company will not get a corresponding deduction. If the participant sells the shares of Common Stock at a gain prior to that time, the difference between the amount the participant paid for the Common Stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the participant sells the shares of Common Stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

NON-QUALIFIED OPTIONS

         A participant will not recognize income upon the grant of a non-qualified option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

         Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

         Special rules apply to a participant who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.


                              SHAREHOLDER APPROVAL

         The Board of Directors seeks shareholder approval because such approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the Stock Plan.

         Approval of the Stock Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company present, or represented and entitled to vote, at the Annual Meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has selected the accounting firm of Hensley, Land & Associates to serve as auditors for the Company for the current year. The firm of Hensley, Land & Associates has served as the Company's auditors since 1996. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.


                              SHAREHOLDER PROPOSALS

         If you wish to submit a proposal for action at the next Annual Meeting of Shareholders and would like to have it included in the proxy statement for that meeting you must send a written copy of the proposal to the Chief Executive Officer of the Company at the address listed on the first page of this Proxy Statement on or before December 1, 1999.


                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors or the approval of the Gateway Bancshares, Inc. 1999 Stock Option Plan, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

         If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 22, 1999

                                   APPENDIX A















                            GATEWAY BANCSHARES, INC.
                             1999 STOCK OPTION PLAN

                                TABLE OF CONTENTS


SECTION 1         DEFINITIONS.....................................................................................1

   1.1    DEFINITIONS.............................................................................................1

SECTION 2         THE STOCK INCENTIVE PLAN........................................................................4

   2.1    PURPOSE OF THE PLAN.....................................................................................4
   2.2    STOCK SUBJECT TO THE PLAN...............................................................................4
   2.3    ADMINISTRATION OF THE PLAN..............................................................................5
   2.4    ELIGIBILITY AND LIMITS..................................................................................5

SECTION 3         TERMS OF OPTIONS................................................................................6

   3.1    GENERAL TERMS AND CONDITIONS............................................................................6
   3.2    OTHER TERMS AND CONDITIONS..............................................................................6
   3.3    TREATMENT OF AWARDS UPON TERMINATION OF SERVICE.........................................................8

SECTION 4         RESTRICTIONS ON STOCK...........................................................................8

   4.1    ESCROW OF SHARES........................................................................................8
   4.2    RESTRICTIONS ON TRANSFER................................................................................9

SECTION 5         GENERAL PROVISIONS..............................................................................9

   5.1    WITHHOLDING.............................................................................................9
   5.2    CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION..........................................................9
   5.3    TAX REIMBURSEMENTS.....................................................................................10
   5.4    COMPLIANCE WITH CODE...................................................................................10
   5.5    RIGHT TO TERMINATE SERVICE.............................................................................10
   5.6    RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS...................................................11
   5.7    NON-ALIENATION OF BENEFITS.............................................................................11
   5.8    TERMINATION AND AMENDMENT OF THE PLAN..................................................................11
   5.9    STOCKHOLDER APPROVAL...................................................................................11
   5.10   CHOICE OF LAW..........................................................................................11
   5.11   EFFECTIVE DATE OF PLAN.................................................................................11

                            GATEWAY BANCSHARES, INC.
                             1999 STOCK OPTION PLAN


                              SECTION 1 DEFINITIONS

         1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter:

                  (a) "Affiliate" means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (b) "Board of Directors" means the board of directors of the Company.

                  (c) "Cause" has the same meaning as provided in the employment agreement between the Participant and the Company or, if applicable, any Affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (1) fraud or dishonesty against the Company or its Affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors of the Company or its Affiliates, or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its Affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company or Affiliates' premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its Affiliates are party.

                  (d) "Change in Control" means, as used in a Stock Option Agreement, any one of the following events which may occur after the date the Option is granted:

                           (1)      the acquisition by any individual, entity or
"group", within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section l(d)(1), the following shall not be deemed to result in a Change in Control, (i) any acquisition directly from the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate;

                           (2)      a merger, consolidation, share exchange,
combination reorganization or like transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company or its successor immediately after such transaction;

                           (3)      the sale or transfer (other than as Company
security for the Company's obligations) of more than fifty percent (50%) of the assets of the Company in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

                           (4)      the sale or transfer of more than fifty
percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction; or

                           (5)      the dissolution or liquidation of the
Company.

                           (e)      "Code" means the Internal Revenue Code of
1986, as amended.

                           (f)      "Company" means Gateway Bancshares, Inc., a
bank holding company organized under the laws of the State of Georgia.

                           (g)      "Committee" means the committee appointed by
the Board of Directors to administer the Plan pursuant to Plan Section 2.3.

                           (h)      "Disability" has the same meaning as
provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company, or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

                  (i) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

                   (j) "Fair Market Value" refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period and if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

                  (k) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

                  (l) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan
Section 3.2.

                  (m) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

                  (n) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

                  (o) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (p) "Participant" means an individual who receives an Option hereunder.

                  (q) "Plan" means the Gateway Bancshares, Inc. 1999 Stock Option Plan.

                  (r) "Stock" means the Company's common stock, $5.00 par value per share.

                  (s) "Stock Option Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of an Option.

                  (t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (u) "Termination of Service" means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and its Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                       SECTION 2 THE STOCK INCENTIVE PLAN

         2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers, employees and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding key personnel.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 200,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the Company have outstanding Options and shares of Stock issued in respect of Options in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

         2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the officers, employees and directors of the Company or any Affiliate to whom Options shall be granted and the terms and provisions of Options, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

                  The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall qualify as a "non-employee director", as that term is defined in Rule 16b-3 as then in effect under the Securities Exchange Act of 1934, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director", within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the pleasure of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

                  The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         2.4 Eligibility and Limits. Options may be granted only to officers, employees and directors of the Company or any Affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which Options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Option Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 100,000.

                           SECTION 3 TERMS OF OPTIONS

         3.1      General Terms and Conditions.

                  (a) The number of shares of Stock as to which an Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2 as to the total number of shares available for grants under the Plan. If a Stock Option Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Option Agreement.

                  (b) Each Option shall be evidenced by a Stock Option Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Option Agreement shall be subject to the terms of the Plan and any provision in a Stock Option Agreement that is inconsistent with the Plan shall be null and void.

                  (c) The date an Option is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Option Agreement and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.

                  (d) The Committee may provide in any Stock Option Agreement (or subsequent to the award of an Option but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Option shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one (1) year (the "Change in Control Price"). For purposes of this Subsection, the cash-out of an Option shall be on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

                  (e) Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

         3.2 Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock

Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

                  (a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a "covered employee," within the meaning of Code Section 162(m), the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

                  (b) Option Term. The term of an Option shall be as specified in the applicable Stock Option Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

                  (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Option Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Option Agreement provides,
(1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company or Affiliate financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

                  (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Option Agreement to the contrary.

                  (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

                  (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

         3.3 Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Option Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                         SECTION 4 RESTRICTIONS ON STOCK

         4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Option Agreement so provides, the shares of the Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Option Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as attorney-in-fact for the Participant for the term specified in the applicable Stock Option Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of

Stock held by the Custodian for such Participant , if the Participant forfeits the shares under the terms of the applicable Stock Option Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Option Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Option Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Option Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company as applicable.

         4.2 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Option Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Option Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Option Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Option Agreement.

                          SECTION 5 GENERAL PROVISIONS

         5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, or, if the applicable Stock Option Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise of an Option (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

                  (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

                  (b) Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

         5.2      Changes in Capitalization; Merger; Liquidation.

                  (a) The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                  (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Option Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.
                  (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having, preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceedings

         5.3 Tax Reimbursements. The Committee may, at any time and in its discretion, grant to any holder of an Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Option or the exercise of rights thereunder.

         5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

         5.5 Right to Terminate Service. Nothing in the Plan or in any Stock Option Agreement shall confer upon any Participant the right to continue as an employee, officer or director of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's service at any time.

         5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company in its discretion, shall deem appropriate.

         5.7 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         5.8 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Option shall adversely affect the rights of the Participant under such Option.

         5.9 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after its adoption by the Board of Directors. If such approval is not obtained, any Option granted under the Plan shall be void.

         5.10 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

         5.11 Effective Date of Plan. The Plan shall become effective upon the date the Plan is approved by the Board of Directors.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this 18th day of March, 1999.


                                        GATEWAY BANCSHARES, INC.


                                        By:      /s/ Harle B. Green
                                                 ------------------
                                        Title:   Chief Financial Officer
                                                 -----------------------
Attest:

/s/ Boyd M. Steele
---------------------
Secretary

         [CORPORATE SEAL]

                            GATEWAY BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 15, 1999


        The undersigned hereby appoints Robert G. Peck or Harle B. Green or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of Gateway Bancshares, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the main office of Gateway Bank & Trust, located at 5102 Alabama Highway, Ringgold, Georgia 30736 and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSALS.

PROPOSAL 1:  To elect the nine (9) persons listed below to serve as directors of the Company for a term of one year:

             Jack Joseph Babb                      Harle B. Green
             William H.H. Clark                    Walter Lee Jackson
             Patricia Yvonne Cochran               Ernest Kresch
             Jeannette Wilson Dupree               Robert G. Peck
             James A. Gray, Sr.

      [ ]  FOR all nominees listed above      [ ]  WITHHOLD authority to vote
           (except as indicated below)             for all nominees listed above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space
                                                  ------------------------------


PROPOSAL 2:  To approve the Gateway Bancshares, Inc. 1999 Stock Option Plan:
      [ ]  FOR                   [ ] AGAINST                    [ ]  ABSTAIN


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
               BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO
         THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.S

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

         If stock is held in the name of more than one person, all must should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   ---------------------------------------------
                                   Signature(s) of Shareholder(s)

[LABEL]
                                   ---------------------------------------------
                                   Name(s) of Shareholders(s)

                                   Date:                                  , 1999
                                        ----------------------------------
                                          (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

I WILL              WILL NOT          ATTEND THE ANNUAL SHAREHOLDERS MEETING.
       -----------           --------

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE